Exhibit 99.3

                       Ford Motor Company and Subsidiaries

                            VEHICLE UNIT SALES DETAIL
                            -------------------------

                             2001 Compared with 2000


                                                            Fourth Quarter                            Full Year
                                                         -------------------------              ------------------------
                                                          2001             2000                  2001            2000
                                                         --------         --------              --------        --------
                                                           (in thousands)                          (in thousands)
     North America
     United States
      Cars                                                 381              433                 1,427           1,775
      Trucks                                               605              643                 2,458           2,711
                                                         -----            -----                 -----           -----
       Total United States                                 986            1,076                 3,885           4,486

     Canada                                                 79               83                   245             300
     Mexico                                                 49               50                   162             147
                                                         -----            -----                 -----           -----

       Total North America                               1,114            1,209                 4,292           4,933

     Europe
     Britain                                               145              108                   637             476
     Germany                                                94               79                   383             320
     Italy                                                  75               65                   249             222
     Spain                                                  42               51                   178             180
     France                                                 45               39                   163             158
     Other countries                                       152              141                   551             526
                                                         -----            -----                 -----           -----

       Total Europe                                        553              483                 2,161           1,882

     Other international
     Brazil                                                 26               37                   125             134
     Australia                                              30               30                   115             125
     Taiwan                                                  9                9                    53              63
     Argentina                                               6               10                    29              49
     Japan                                                   6                4                    18              26
     Other countries                                        64               58                   198             212
                                                         -----            -----                 -----           -----

       Total other international                           141              148                   538             609
                                                         -----            -----                 -----           -----

     Total worldwide vehicle unit sales                  1,808            1,840                 6,991           7,424
                                                         =====            =====                 =====           =====

Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Company-badged units, as well as units manufactured by Ford and sold to other manufacturers.

Unit sales in Turkey were rebinned in prior periods from Europe to Asia Pacific.